Legal Department
JTC(LG)8339/238/CSK/AT

AGREEMENT FOR LEASE

Between

JURONG TOWN CORPORATION

And

ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD

relating to:

Private Lot A1669600
62 Tuas South Street 5

Dated :

ORIGINAL

Certificate of Stamp Duty

INLAND REVENUE AUTHORITY OF SINGAPORE

Certificate No.	: 000056-00LN1-1-009537608
Certificate Issued Date	: 18/03/2008
User's Reference	: AC/E.2008-1722
Unique Doc. Reference	: 2008031200481
Description of Document	: Agreement For Lease (Nominal)
Date of Document	: 17/03/2008
Property Description	:
Building	: 62 TUAS SOUTH STREET 5, Singapore 637802
Landlord/Lessor	: JURONG TOWN CORPORATION (OTH - 51100250000R)
Tenant/Lessee	: ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD (ROC - 199902448E)
Stamp Duty	: S$ 10.00
Total Amount	**: S$ 10.00**

E - Stamping

18/03/2008hys1001
S$ 10.00
000056-00LN1-1-009537608

179a5dfbcac7b6cdcee2c92cbc13c14f

AGREEMENT FOR LEASE
PRIVATE LOT A1669600 AT 62 TUAS SOUTH STREET 5
(STANDARD FACTORY)

DATE OF AGREEMENT : 17 MAR 2008

PARTIES :

(1) LESSOR

Name :	**JURONG TOWN CORPORATION**
Address :	A body corporate incorporated under the Jurong Town Corporation Act and having its office at The JTC Summit, 8 Jurong Town Hall Road, Singapore 609434.

("**Owner**", which expression shall include his successors-in-title and assigns) of the one part AND

(2) LESSEE

Co Regn No :	**199902448E**
Name :	**ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD**
Place of Incorporation :	**Singapore**
Address : *(within Singapore for service of notice)*	**62 Tuas South Street 5** **Singapore 637802**

("**Lessee**", which expression shall include its successors-in-title and permitted assigns, if any) of the other part.

WHEREBY IT IS AGREED as follows :-

1 The Lessor shall grant and the Lessee shall accept a lease or sublease of the following land on the terms and conditions set out in this Agreement. **Grant of Lease**

Description of Land : The land together with the building at Private Lot **A1669600** at **62 Tuas South Street 5, Singapore 637802** also known as Government Survey Lot **3151M of Mukim 7** and situated in the Republic of Singapore, as shown on the attached plan, and estimated to contain a land area of **2,294.5 square metres** more or less subject to survey, ("**Demised Premises**", which shall include any part of it).

Term of Lease : **Thirty (30) years ("Lease Term").** **Lease Term**

Commencement Date : **1 April 2008 ("Commencement Date").**

Consideration : Subject to the Lessee -

1.1 having paid a price for the building of ~~$2,092,000.00~~ $1,802,000.00 ("**Building Premium**"); **Building Premium**

1.2 making an investment of at least **$2,300,000.00** on plant and machinery ("**fixed investment criteria**") within three (3) years from the Commencement Date, and submitting due proof of investment to the satisfaction of the Lessor on or before **31 October 2011**; and **Fixed Investment Criteria**

1.3 paying an annual rent at the rate of **$11.58cts** per square metre per annum, on the dates, in the manner and subject to revisions in accordance with the terms in the form of Lease in the First Schedule hereto ("**First Schedule Lease**"). **Annual Rent**

2 2.1 If the Lessee fails to fulfill fixed investment criteria as stipulated in Clause **1.2** above, then the Lessor shall have the full right and absolute discretion to either not grant or reduce the Lease Term. **Reduced Term**

2.2 If the Lessor in its full right and absolute discretion chooses to reduce the total offered lease term of **thirty (30) years**, then any reduction shall be in accordance with **Appendix A** ("**Reduced Term**").

2.3 If the Reduced Term is granted, then :

(a) the Lessee shall execute a Supplementary Agreement or a Deed to vary the lease to reflect the Reduced Term and if the Lessee shall fail to execute the Supplementary Agreement or the Deed, then the Lessor shall have the full right and absolute discretion to re-enter upon the demised premises under Clause **4.4** of the ML of the First Schedule Lease;

(b) there shall be a refund of a portion of the Building Premium as follows :

(b1) the refund shall equal the difference between the Building Premium and the building premium payable for the Reduced Term on the Commencement Date;

(b2) the Lessor's determination of such building premium and decision on the refund shall be final; and

(b3) the Lessee shall not be paid any interest on the amount refunded, any compensation of any kind or any other refund of any portion of the Building Premium.

Provided That :

(b4) the Lessor shall have the full right and absolute discretion to set off the refund against any sums owing to the Lessor by the Lessee; and

(b5) the Lessee executes all such documents as the Lessor shall deem necessary.

3 In the event of re-entry the Lessee shall not be paid any compensation of any kind or any refund of any portion of the Building Premium, rent or any other sums. **Re-Entry**

4 The Instrument of Lease shall be issued by the Lessor : **Lease - First Schedule**

4.1 upon compliance with the fixed investment criteria as stipulated in clause **1.2** above;

4.2 after the issuance of a Certificate of Title for the Demised Premises to the Lessor; and

4.3 if at the time of issuance, there shall be no existing breach or non-observance of any of the Lessee's Obligations,

and shall be in the form containing the reservations, exceptions, terms, covenants, conditions, obligations, undertakings and stipulations set forth in the First Schedule Lease with such modifications as the Lessor and the Lessee may mutually agree.

5 Until the Instrument of Lease is issued in accordance with this Agreement, and signed by both parties, the Lessee shall be deemed to be a lessee of the Demised Premises for the Lease Term, or, if applicable the Reduced Term, at the same rent and subject to the same terms, covenants, conditions, reservations, obligations, undertakings and stipulations as if a lease had been actually granted, and where applicable, reference to "this Lease" shall also refer to this Agreement. **Compliance With Lease**

6 The Lessee further covenants with the Lessor as follows :-

6.1 To pay and, as the case may be, discharge all : **Pay All Sums Due Under the Lease**

(a) outgoings, including the amount equivalent to the sum, if any, payable by the Lessor as property tax, in respect of the Demised Premises and any improvements on it for the period prior to the issue of the instrument of Lease by the Lessor;

(b) survey fees, GST, interest (if any), costs, fees, expenses, and all other sums whatever,

which are payable by the Lessee under and in accordance with the Lessee's Obligations in the First Schedule Lease.

6.2 At the Lessee's own cost to remedy within the period stipulated by the Lessor each and every defect and damage (if any) made known at or before the Commencement Date by the Lessor to the Lessee in respect of the Demised Premises and which existed at the Commencement Date, fair wear and tear being excepted. **Reinstatement**

7 All marginal notes are for ease of reference only and shall not be taken into account in the construction or interpretation of the clause or paragraph to which they refer. **Marginal Notes**

8 A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act (as amended or revised from time to time) to enforce any of the covenants, terms or conditions of this Agreement. The word "person" shall include a body corporate. **Third Party Rights**

IN WITNESS WHEREOF this Agreement has been duly executed in Singapore.

SIGNED on behalf of)

JURONG TOWN CORPORATION)

BY : TANG WAI YEE)
Director)
Industrial Parks Development Group)

in the presence of :)

CHUA SENG KEE

The Common Seal of)

ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD)

was affixed)

in the presence of :)

Signature :
Name (in full) : Quek Leng Chuang.
Designation : Director.

Signature :
Name (in full) : SIVAKUMAR NADIAR
Designation : DIRECTOR

I, an **Advocate and Solicitor** of the Supreme Court of Singapore holding a practising certificate which is in force on the date specified below, hereby certify that the Common Seal of the Lessee : **ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD** was duly affixed to this Agreement for Lease at Singapore in my presence in accordance with the regulations of the Lessee, which regulations have been produced and shown to me.

Date 1 7 MAR 2008

Signature : [signature]

Name : RAHAYU MAHZAM
Advocate and Solicitor
Singapore

IMPORTANT NOTICE
The information contained in this instrument forms part of the public records available for inspection and search by members of the public upon payment of a fee. The information is collected and used for the purpose of maintaining the land register pursuant to the Land Titles Act.

THE FIRST SCHEDULE LEASE ABOVE REFERRED TO

For Official Use Only		
Instrument No.		
Version No.		Based On
Registered By		
Registered On		

THE LAND TITLES ACT

LEASE

DESCRIPTION OF LAND

Title			Lot No	Extent	Property Address
Type	Vol	Fol			
			Mk 7 – 3151M	**Whole**	**62 Tuas South Street 5 Singapore 637802**

LESSOR

ID/Co Regn No :	51100250000R
Name :	JURONG TOWN CORPORATION
Place of Incorporation :	SINGAPORE
Address (within Singapore for service of notice) :	8 Jurong Town Hall Road The JTC Summit Singapore 609434

HEREBY LEASES the registered estate or interest in the land to

LESSEE

Co Regn No :	199902448E
Name :	**ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD**
Place of Incorporation :	Singapore
Address : *(within Singapore for service of notice)*	62 Tuas South Street 5 Singapore 637802

IMPORTANT NOTICE
The information contained in this instrument forms part of the public records available for inspection and search by members of the public upon payment of a fee. The information is collected and used for the purpose of maintaining the land register pursuant to the Land Titles Act.

TERM OF LEASE/CONSIDERATION

Term of Lease :	**30 years**
Commencement Date :	**01/04/2008**
Annual Rent :	See Annex A
Consideration :	*See Annex A

Subject to the following prior encumbrances

PRIOR ENCUMBRANCES

*N I L

COVENANTS AND CONDITIONS

- the covenants, conditions and powers implied by law in instruments of lease
- the covenants and conditions set forth in the Memorandum of Lease filed in the Singapore Land Authority as Memorandum of Lease Number IA/126736J and as varied by Annex A.

Please refer to the attached document with the following description(s):
Annex A

DATE OF INSTRUMENT :

IMPORTANT NOTICE
The information contained in this instrument forms part of the public records available for inspection and search by members of the public upon payment of a fee. The information is collected and used for the purpose of maintaining the land register pursuant to the Land Titles Act.

EXECUTION BY LESSOR

The Common Seal of JURONG TOWN CORPORATION was hereunto affixed in the presence of :-

Signature :

Director (Customer Services Group)

EXECUTION BY LESSEE

The Common Seal of **ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD** was hereunto affixed in the presence of :-

Signature :

Director :

Signature :

Director/Secretary :

IMPORTANT NOTICE
The information contained in this instrument forms part of the public records available for inspection and search by members of the public upon payment of a fee. The information is collected and used for the purpose of maintaining the land register pursuant to the Land Titles Act.

CERTIFICATE PURSUANT TO THE RESIDENTIAL PROPERTY ACT

I, solicitor for the LESSEE, hereby certify that I have verified the following information :

Place of Incorporation and registration number

Name of Solicitor : ______________________________

Signature : ______________________________

I, the solicitor acting for the LESSEE, hereby certify that the within land/premises is NOT a residential property (as defined in the Residential Property Act), and that approval under the said Act is not required for the purchase, acquisition or retention of the within land/premises.

Name of Solicitor : ______________________________

Signature : ______________________________

IMPORTANT NOTICE
The information contained in this instrument forms part of the public records available for inspection and search by members of the public upon payment of a fee. The information is collected and used for the purpose of maintaining the land register pursuant to the Land Titles Act.

CERTIFICATE OF CORRECTNESS

I, a duly authorised officer of the Jurong Town Corporation as at the date of this instrument under the Jurong Town Corporation Act, for and on behalf of the LESSOR hereby certify that this instrument is correct for the purposes of the Land Titles Act.

Name of Duly Authorised Officer : ______________________

Signature : ______________________

CERTIFICATE OF CORRECTNESS

I, solicitor for the LESSEE hereby certify that this correct for the purposes of the Land Titles Act and that I hold a practising certificate which is in force as at the date of the instrument.

Name of Solicitor : ______________________

Signature : ______________________

CASE FILE REFERENCE

Law firm case file reference :	JTC(LG)8399/238/CSK/AT

ANNEX A

GS LOT NO. 3151M MK 7 AT 62 TUAS SOUTH STREET 5, SINGAPORE

A Consideration : (1) A premium for the building of **Dollars** One ~~**two**~~ **million** Eight Hundred ~~**and**~~ and ~~**ninety**~~**-two thousand only** ~~**($2,092,000.00)**~~ ($1,802,000.00) ("the Building Premium");

(2) An annual rent as stipulated in clause 2.26 of the Covenants and Conditions in this Lease; and

(3) The minimum investment by the Lessee of **$2,300,000.00** of the Demised Premises on plant and machinery ("the fixed investment criteria") within three (3) years from the Commencement date.

A1 Easement: As provided in the Memorandum of Lease No. **IA/126736J** ("**ML**") filed in the Singapore Land Authority.

B The ML shall be varied as follows :-

PART I

The following covenants and conditions are additional to those in the ML.
[Note: Clause/sub-clause numbering sequence follows those already in the ML]

2.26 To pay an annual rent in the manner stipulated in clause 2.1 of the ML and as follows :

(a) from **1 April 2008**, an annual rent of **Dollars twenty-**~~**six**~~ four **thousand** ~~**five**~~ one **hundred and** ~~**seventy**~~ sixty-one **and Cents** ~~**thirty-one**~~ nine **only ($**~~**26,570.31**~~ 24,161.09 **cts)** at the rate of **$**~~**11.58**~~ 10.53 **cts** per square metre per annum of the Demised Premises having an area of **2,294.5** square metres ("Preliminary Survey Area"); and

(b) the annual rent shall be revised on **1 April 2009** and on **1 April** of every year thereafter, ("Respective Revision Dates") at the rate based on the market rent prevailing on the Respective Revision Dates but each increase shall not exceed **5.5%** of the annual rent for each immediately preceding year.

2.27 (a) To use the Demised Premises for the purpose of treatment, storage, disposal and recycling of hazardous waste for the extraction and recycling of precious and base metals from metal catalyst, sludges, other wastes viz acids/alkalis, cynaides, inorganic solutions and solids, organic solvents, mercury waste, used batteries only ("Authorised Use") and for no other purpose whatever.

(b) Not to change the Authorised Use except with the prior written consent of the Lessor. In giving its consent, the Lessor may in his absolute discretion, impose terms and conditions including but not limited to requiring, the Lessee to meet the fixed investment criteria and to show due proof of it within such period of time as the Lessor may stipulate.

(c) The words "meet" in this clause and "met" in clause 2.29 shall include the maintenance of the fixed investment criteria and if it has not been maintained, then that it be met.

2.28 To ensure that the gross ratio shall not exceed the existing maximum gross plot ratio of **1.4** ("maximum GPR") permitted for the Demised Premises except with the prior written approval of the Lessor and the Authorities, Provided Always That and without prejudice to clause 2.8 of the ML, the Lessee shall pay :

(a) all development charges and differential premium which may be imposed on or charged to the Lessor by the Authorities;

(b) any other charges which may be imposed in connection with any increase in the maximum GPR; and

(c) an additional land premium to the Lessor as the Lessor may in its absolute discretion determine.

2.29 (a) Not to demise, assign, charge, create a trust or agency, mortgage, let, sublet, or permit underletting or grant a licence or part with or share the possession or occupation of the Demised Premises without the Lessor's prior written consent ("Restriction") Except That the Lessee may, subject to the prior written consent of or prior written notification to the Lessor, in accordance with the Lessor's requirements then prevailing, mortgage or charge the Demised Premises by way of assignment or debenture.

(b) Notwithstanding clause 2.29(a) above, the Lessor in granting any consent relating to the Restriction or otherwise, may in his absolute discretion, impose terms and conditions including :

(b.1) the fixed investment criteria to be met and due proof of it to be shown within such period of time as the Lessor may stipulate;

(b.2) that an assignee shall not demise, assign, charge, create a trust or agency, mortgage, let, sublet, permit underletting, or grant a licence or part with or share the possession or occupation of the Demised Premises for a period of three (3) years from the date of the assignment Except That the assignee may :

(b2.1) with the prior written consent of or prior written notification to the Lessor, in accordance with the Lessor's requirements then prevailing, mortgage or charge the Demised Premises by way of assignment or debenture; or

(b2.2) sublet the Demised Premises with the Lessor's prior written consent; and

(b.3) the payment of monies, fee or deposit.

The restrictions in section 17 of the Conveyancing and Law of Property Act (Chapter 61) shall not apply.

(c) In the event of non-observance of the terms and conditions imposed in accordance with clause 2.29(b), the Lessor shall, without prejudice to any other right or remedy the Lessor may have, be entitled to exercise its rights under clause 4.4 of the ML.

(d) Not at any time to suffer or cause any seizure or sale of the Demised Premises by virtue of a writ of seizure and sale or its equivalent.

2.30 (a) To engage a competent independent consultant, who shall be from the relevant list of third party specialist consultants published at the relevant time by the National Environment Agency or its successor ("the NEA List"), to conduct an Environmental Baseline Study ("First Baseline Study") to determine the presence of minerals, hydrocarbons and chemicals on and beneath the Demised Premises, and to submit to the Lessor a written copy of the results of the First Baseline Study within four (4) months from the Commencement Date.

(b) Without prejudice to the provisions in clauses 2.21 and 2.22 of the ML, at the termination of the Lease Term, by expiry or otherwise, ("Event") at the Lessee's own cost and expense :

(b1) to remove all buildings, structures, fixtures, fittings, installations and equipment, or any part of it as may be specified by the Lessor;

(b2) to engage a competent independent consultant, who shall be from the NEA List prevailing at the time of the Event, to conduct another Environmental Baseline Study ("Subsequent Study") to determine the presence of minerals, hydrocarbons and chemicals on and beneath the Demised Premises, and to submit to the Lessor a written copy of the Subsequent Study to the Lessor;

(b3) if the results of the Subsequent Study indicate that the level of minerals, hydrocarbons or chemicals present at the time of the Subsequent Study exceeds that of the First Baseline Study dated < >, to properly carry out within the time stipulated by the Lessor, all works necessary to decontaminate the Demised Premises to the state and condition existing at the time of the First Baseline Study and to the satisfaction of the Lessor and the Authorities; and

(b4) to reinstate all damage to and yield up the Demised Premises in tenantable repair and condition in accordance with the Lessee's Obligations and to the Lessor's satisfaction,

(collectively referred to as "Reinstatement"), and in any event the Lessee agrees as follows :

(b5) if the Lessee continues to occupy the Demised Premises after the Event, by himself or his employees, agents, contractors or subcontractors, or any other permitted persons for purposes of or in connection with the Reinstatement or any part of it, the Lessee shall be and shall be deemed to occupy the Demised Premises as a mere licensee, but subject to the same liabilities as a lessee under this Lease, and such licence shall at any time be determinable by the Lessor. The provisions in this clause shall not in any way be construed as a consent by the Lessor for the Lessee to hold over after the Event, or creating any greater interest than a mere licence.

(b6) if the Lessee for any reason fails to carry out its obligations in accordance with this clause 2.30 or any part of it, the Lessor may (but without being under any obligation to do so), without prejudice to any other right or remedy the Lessor may have in law, carry out or cause to be carried out the Reinstatement, or any part of it, as the Lessor may deem fit and all costs and expenses incurred by it shall be recoverable by the Lessor from the Lessee as a debt; and

(b7) the Lessor shall also be entitled to recover from the Lessee as a debt, and the Lessee shall pay the equivalent of all rents, Outgoings, GST and other amounts which the Lessor would have been entitled to receive from the Lessee had the period within which the Reinstatement is effected by the Lessee or the Lessor been added to the Lease Term.

2.31 The Lessee shall not :

(a) install or allow to be installed any anchors on the top or bottom of the hollow core prestressed concrete slabs in or about the Demised Premises; nor

(b) hack nor permit hacking of any openings in or about the Demised Premises,

except with the Lessor's prior written consent and the prior written consent of the Authorities. In relation to :

(c) clause 2.31(a), the embedment depth of the anchor, as determined from the carrying capacity, at the bottom of the slab must be beyond the thickness of the soffit plaster, subject to a maximum depth of 25 mm into the structural concrete;

(d) clause 2.31(b), the Lessee shall submit calculations and drawings, endorsed by a Qualified Person, indicating the openings with respect to the locations of the prestressed tendons with the slabs.

5 5.1 In addition to the condition in clause 4.3 of the ML, the Lessee also accepts the Demised Premises with full notice and knowledge that:-

(a) The ground and production floor slabs are supported on piles and designed to support a given standard load;

(b) Only the following standard loading is permitted:

Ground Floor -

Production Space – **15** kiloNewtons per square metre

2nd Storey -

Production Space – **12.5** kiloNewtons per square metre

Office Space - **5** kiloNewtons per square metre

(c) the apron slabs, drains and driveways are laid directly on the ground with services laid in the ground and may settle, subside and crack in the event that the ground in, on or around the Demised Premises consolidates in the course of time,

5.2 The Lessee covenants that the Lessee shall at his own cost and expense and subject to the prior approval in writing of the Lessor and the relevant governmental and statutory authorities provide suitable and proper foundation for all machinery, equipment and installations at the Demised Premises. The Lessor shall not be liable for any loss, damage or inconvenience that may be suffered by the Lessee or any other person in connection with any defects caused to the ground/production floor slabs or apron slabs by overloading and any subsidence or cracking of the ground/production floor slabs aprons drains and driveways of the said premises.

5.3 The Lessor covenants with the Lessee that the Lessor will be responsible for making good only major or inherent defects in the building which appear within six months from the Commencement Date (time in this respect being of the essence) Provided Always That the exclusion of liability of the Lessor, his officers and employees in clause 2.20 of the ML shall also apply in connection with any defects caused to the ground and production floor slabs or apron slabs by overloading and any subsidence or cracking of the ground and production floor slabs, apron slabs, and drains and driveways of the Demised Premises, or from any other defects, latent, inherent or otherwise in the Demised Premises, whether as to the land, building or otherwise.

5A A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act (as amended or revised from time to time) to enforce any of the covenants, terms or conditions of this Agreement. The word "person" shall include a body corporate.

MML	Form 69	Ver 2

(For Official use only)

THE LAND TITLES ACT

MEMORANDUM OF LEASE
(No. 11.8A)

(A) **LESSOR**

ID No :	51100250000R
Name :	JURONG TOWN CORPORATION
Citizenship / Place of Incorporation :	A body corporate incorporated under the Jurong Town Corporation Act.
Address :	8 Jurong Town Hall Road, The JTC Summit, Singapore 609434.

IA/126736J

(B) **AUTHORISED OFFICER OF LESSOR**

ID No :	S0077406E
Name:	GLORIA ONG SIEW CHOO

I, the above named authorised officer of the Lessor, certify that this memorandum (comprising 12 pages, excluding the present page and the two-page Index) contains the provisions which are deemed to be incorporated in any instrument in which the abovementioned company is named as a lessor and such instrument has reference to this memorandum.

(C) **DATE OF APPLICATION :** 24 JUN 2005

(D) **EXECUTION BY AUTHORISED OFFICER**

Signature : [signature]

IA/126736J

Witness : [signature] LOH PECK NEE

(E) **LODGED BY**

Name of Lodging Party	JURONG TOWN CORPORATION
Postal Address	8 Jurong Town Hall Road, The JTC Summit, Singapore 609434.

Index of clauses in Memorandum of Lease

Clauses		Pages
2.16	Slope Protection	7
2.17	(a) Encroachment	7
	(b) Encroachment Regularisation/Retention	7
2.18	Lessor's Right of Inspection and Repair	7
2.19	Connection of Sewer Pipelines	8
2.20	Exemption from Liability	8
2.21	State Lease	8
2.22	Compliance with Law	8
2.23	Occupiers' and Other Liabilities	9
2.24	Indemnity by Lessee	10
2.25	Surrender of Certificate of Title	10
3	**Lessor's Covenant :-**	
	Peaceful Enjoyment	10
4	**Lessor and Lessee :-**	
4.1	Soil	10
4.2	Light and Air	10
4.3	"As Is Where Is"	11
4.4	Re-Entry/Forfeiture	11
4.5	Severability	11
4.6	Governing Jurisdiction and Law	12
4.7	Third Party Rights	12

EASEMENT

RESERVING TO THE LESSOR, and all others to whom the Lessor has granted or may grant, as appurtenant to each and every premises adjoining and neighbouring the Demised Premises which are capable of so enjoying :

(a) a free and uninterrupted RIGHT OF PASSAGE AND RUNNING of water, sewage, electricity, power, gas, cable, telecommunication and other forms of communications, and other services, from the adjoining and neighbouring premises through or by means of sewers, drains, pipes, channels, wires, cables and ducts, upon over or under the Demised Premises and to lay, install, make connections with, maintain, repair, renew, restore, alter or remove them for the purpose of or in connection with such right; and

(b) all other easements, ancillary rights and obligations as are or may be implied by the Land Titles Act,

("Easement").

COVENANTS AND CONDITIONS [Re: (E2) in the Instrument of Lease]

1. In this Lease :

1.1 the following expressions shall have the following meanings : **Definitions**

(a)	"Authorities"	:	all relevant governmental and statutory authorities.
(b)	"Commencement Date"	:	the date when the term of lease commences, as defined in the Lease.
(c)	"Demised Premises"	:	the land hereby demised and all buildings, structures, fixtures and fittings in it, which shall include any part of it.
(d)	"Law"	:	all applicable laws, statutes, legislation, by-laws, rules, orders or regulations and all requirements and directions of the Authorities, now or hereafter in force.
(e)	"Lease Term"	:	as defined in the Lease.
(f)	"Lessee"	:	as defined in the Lease, and includes its successors-in-title and permitted assigns (if any).

(g) "Lessee's Obligations" : covenants, conditions, terms, stipulations, undertakings and obligations to be performed, fulfilled or observed by the Lessee.

(h) "Lessor" : Jurong Town Corporation (also known as "JTC Corporation") a body corporate incorporated under the Jurong Town Corporation Act, its successors-in-title and assigns.

1.2 unless the context otherwise requires : **Interpretations**

(a) words importing the singular number include the plural number and vice versa;

(b) words importing the masculine gender include the feminine gender and vice versa;

(c) words importing "persons" include corporation and vice versa;

(d) reference to a specific Act of Singapore shall include any amendment, revision or replacement made to it from time to time;

(e) where there are two or more persons included in the expression "Lessee", covenants expressed to be made by "the Lessee" shall be deemed to be made by such persons jointly and severally; and

(f) all marginal notes are for ease of reference only and shall not be taken into account in the construction or interpretation of the clause or paragraph to which they refer.

2 **The Lessee covenants** with the Lessor as follows :-

2.1 (a) To pay the annual rent in accordance with the Lessee's Obligations by equal monthly instalments on the first day of each month of every year (i.e. first of January, February, March etc.) of the Lease Term without any deductions and in advance without demand at the office of the Lessor, or at such other office as the Lessor may designate. **Monthly Payment of Annual Rent**

(b) The market rent for purposes of determining the annual rent rate only shall mean the rent per square metre per annum of the Demised Premises excluding the buildings and other structures erected on it, and shall be determined by the Lessor on or about the Respective Revision Dates stipulated in the Lease (and payable retrospectively with effect from the Respective Revision Dates, if determined after such dates), and the decision of the Lessor shall be final. Meaning of "Market Rent"

(c) If the Preliminary Survey Area is mentioned in the Lease, it may at any time be adjusted on completion of final survey, if any, and if the area adjusted exceeds five (5) square metres more, or less, than the Preliminary Survey Area, the rental paid or payable by the Lessee shall accordingly also be adjusted and be paid and payable, or refunded as the case may be, in respect of the full difference between the Preliminary Survey Area and the final survey area, with retrospective effect from the Commencement Date. Rent Adjustment on Final Survey

(d) All sums payable or refundable under clause **2.1(c)** shall be paid or refunded, as the case may be, without interest EXCEPT THAT interest under clause 2.5 shall be payable by the Lessee if the Lessee fails to make payment after the said sums become due. Interest Element

2.2 To pay :

(a) all rates, property taxes, other taxes, assessments and outgoings, (collectively referred to as "__Outgoings__") whatever which now are or which at any time hereafter during the Lease Term may be imposed or charged upon or in respect of the Demised Premises; Rates and Taxes

(b) to the Lessor all survey fees and other charges, including those payable to and claimed by the Authorities, for the sub-division of the land of which the Demised Premises forms part, and the preparation and issue of a Certificate of Title and this Lease Provided That the Lessor shall have the right to employ its own surveyor to carry out the survey at the cost of the Lessee; Survey Fees

(c) all costs, disbursements, fees, charges, and stamp and registration fees in connection with the preparation, stamping and issue of this Lease and any other prior accompanying or future documents or deeds, supplementary, collateral, or in any way relating to this Lease; Cost of Documents

(d) all costs, fees and expenses in performing and observing all the Lessee's Obligations, whether expressly stipulated or not; Cost of Performance

(e) all costs, fees and expenses, including the Lessor's legal costs (on an indemnity basis), in connection with the enforcement of the stipulations in this Lease. Cost of Enforcement

2.3 To pay a reasonable proportion of the expense of constructing, repairing, rebuilding and cleansing all party walls, fences, sewers, drains, pipes, water-courses and other things the use of which is common to the Demised Premises and the occupiers of any adjoining or neighbouring premises, and such proportion in the case of a dispute shall be conclusively determined by the Lessor's surveyor. Cost of Party Walls etc

2.4 To pay or reimburse the Lessor acting as the collecting agent for the Authorities: GST

(a) the Goods and Services Tax ("GST") imposed or chargeable on or calculated by reference to the rent, Land Premium (if any), and any other taxable sums due to the Lessor under this Lease in such manner and within such period as to enable the Lessor to comply with the Law; and

(b) all interest, fines, and penalties suffered or incurred by the Lessor resulting from any failure or delay by the Lessee in the payment of the Outgoings or GST.

2.5 To pay interest at the rate of **8.5%** per annum or such higher rate as may be determined from time to time by the Lessor in respect of any arrears of rent or other outstanding sums due and payable by the Lessee under this Lease from the due dates of it until payment in full is received by the Lessor. Interest

2.6 (a) To insure and keep insured the Demised Premises against loss or damage by fire to its full reinstatement value. Keep Insured

(b) If the Lessee fails to fulfil clause **2.6(a)**, the Lessor may, though not obligated to do so, insure the Demised Premises against loss or damage by fire, and the Lessee shall pay to the Lessor on demand, by way of additional rent, a sum equal to what the Lessor may pay for the insurance.

2.7 If the Demised Premises is destroyed or damaged by fire, to forthwith : **Rebuilding (Reinstating)**

(a) give the Lessor written notice of the destruction or damage; and

(b) cause all insurance monies received to be used for rebuilding and reinstating the Demised Premises to the Lessor's satisfaction and in accordance with the approved plans and the Law,

Provided That :

(c) if the insurance monies are insufficient, the Lessee shall make up the deficiency out of his own monies; and

(d) the rebuilding and reinstatement shall commence and be completed within a reasonable period specified by the Lessor.

2.8 (a) Not to amend any plans, elevations or specifications of the buildings, structures, installations, equipment, fixtures or fittings which have been endorsed by the Lessor unless the prior written endorsement of the Lessor has been obtained for such amendment, regardless of whether the amendments have been approved by the Authorities. **Modifications to Endorsed Plans**

(b) On granting such endorsement, and without prejudice to other terms and conditions which the Lessor may impose, the Lessee shall if required by the Lessor give to the Lessor security that the proposed addition, alteration or rebuilding will in fact be carried out within a reasonable time.

2.9 (a) Not to install or use or permit the installation or use of any electrical, mechanical or telecommunication equipment, plant, machinery, apparatus, fixtures, fittings or appliance, ("**Equipment**"), that causes heavy power surge, high frequency voltage and current, noise, vibration or any electrical or mechanical interference or disturbance whatever ("**Interference**") which : **Power Surge & Vibration**

(a1) may prevent or prevents in any way the service or use of any communication system; or

(a2) effects the operation of other equipment, plant, installations, machinery, apparatus, fixtures, fittings or appliance

of the Lessor, other lessees, tenants, licensees or occupiers.

(b) To allow the Lessor or any authorised person to inspect, at all reasonable times, the Equipment in the Demised Premises to determine the source of the Interference.

(c) To take suitable measures to eliminate or reduce the Interference to the Lessor's satisfaction, if it is found by the Lessor or such authorised person that the Equipment is causing or contributing to the Interference.

2.10 To execute such works as may be necessary to divert existing utility services such as pipes, cables and the like (if any) to the requirements and satisfaction of the Lessor and the Authorities. **Diversion of Existing Utility Services**

2.11 Not to keep or permit to be used or stored in the Demised Premises any materials of a dangerous or explosive nature without the Lessor's prior written consent. **Dangerous Materials**

2.12 Not to do or permit or suffer to be done in, upon or at the Demised Premises anything which in the opinion of the Lessor may be or become a nuisance or annoyance, or cause damage, injury, loss or inconvenience to the Lessor or to the lessees or the occupiers of any adjoining or neighbouring premises, or whereby any insurance for the time being effected on the Demised Premises may be rendered void or voidable or be in any way adversely affected. **Nuisance, Etc**

2.13 (a) To maintain the Demised Premises in a neat and tidy condition, and forthwith to comply with the Lessor's direction to remove and clear any materials, goods or articles of whatever nature and description from the Demised Premises as may be stipulated in writing by the Lessor. **House-keeping**

(b) To ensure that all fences and boundary walls, if any (including the anti-climb), shall not exceed 2.0 metres in height. **Boundary Fence & Wall**

2.14 To repair and keep in tenantable repair the Demised Premises throughout the Lease Term. **Tenantable Repair**

2.15 If any major damage of whatever nature or description shall at any time occur or be caused to the Demised Premises, to forthwith give to the Lessor written notice of the damage and to remedy the damage to the Lessor's satisfaction within such time as the Lessor may specify. **Notice of Damage**

2.16 To take such steps and execute such works upon the Demised Premises as may be necessary for the protection of slopes and embankments (if any) and for the prevention of earth-slip, erosion of soil and failure of slopes and embankments, expeditiously in a workman-like manner in accordance with prevailing best practices for engineering in Singapore and to the satisfaction of the Authorities. Slope Protection

2.17 (a) If the Lessee shall at any time be found to have encroached upon any area beyond the Demised Premises, the Lessee shall, without prejudice to any other right or remedy the Lessor may have against the Lessee, immediately or within the time specified (if any) by the Lessor rectify and remove the encroachment to the Lessor's satisfaction and pay to the Lessor such compensation as may be specified by the Lessor. Encroachment

(b) If, however, the Lessor in his absolute discretion permits or requires the Lessee to regularise and retain the encroached area, or any part of it, upon such terms and conditions as may be stipulated by the Lessor ("**Permission**") and the Authorities, the Lessee shall pay : Encroachment regularisation/ retention

(b1) rent on the encroached area with retrospective effect from the Commencement Date, or the date of commencement of encroachment ("**said date**") if the Lessee shows due proof of the said date to the Lessor's satisfaction; and

(b2) all survey fees, amalgamation fees, legal costs (on an indemnity basis), and all other costs and charges relating thereto.

2.18 To permit the Lessor and his employees, agents, contractors and subcontractors and their employees ("**Authorised Parties**"), at reasonable times in the day-time and night-time to enter upon the Demised Premises to examine - Lessor's Right of Inspection and Repair

(a) its state and condition;

(b) defects, decays and wants of reparations; and

(c) all breaches of covenant there found,

and the Lessor may thereupon serve on the Lessee written notice by leaving the notice at or on the Demised Premises requiring the Lessee to make good the same within such reasonable time as specified in such notice.

2.19 Without prejudice to the generality of the Lessor's rights under the Easement, to allow the Lessor and the Authorised Parties and the Lessor's authorised lessees, tenants and licensees and their employees, contractors and subcontractors a right at any time to enter and work upon the Demised Premises free of charge for the purposes stipulated in the Easement. **Connection of sewer pipelines**

2.20 Not to hold the Lessor, his officers or employees in any way liable for any loss of peaceful or quiet possession or enjoyment of the Demised Premises, claim, demand, action, proceedings, suits, summonses, writs, inconvenience, loss, damage, costs or expenses of whatever kind or description which the Lessee or any other person may suffer in connection with : **Exemption from Liability**

(a) clauses 2.9(b) or 2.18;

(b) clause 2.19, including such entry, works or pipelines, or in any other way connected with the Easement, or

(c) clauses 2.21, 2.22, 2.23 or 4.3;

(d) clause 2.30 in the Lease; or

(e) any occurrence (including acts of terrorism), or any representations, promises or warranties with respect to the Demised Premises or its appurtenances.

2.21 (a) To perform and observe the express and implied covenants on the Lessor's part in the head lease ("<u>head lease covenants</u>") and conditions between the President of the Republic of Singapore and the Lessor so far as they are not specifically and expressly varied in this Lease. **State Lease**

(b) Not to breach nor in any manner cause or permit a breach of the head lease covenants and conditions.

2.22 (a) Not to do, omit, permit or cause to be done or omitted any act, matter or thing in, upon or at the Demised Premises which shall contravene the Law, but to fully comply with and observe, and ensure full compliance with and observance of the Law : **Compliance with Law**

(a1) in relation to -

(a1.1) the possession, use, occupation, or otherwise, of the Demised Premises; or

(a1.2) the operations, business, trade, industry, activities, or any works carried out or conducted in, upon or at the Demised Premises,

notwithstanding any endorsement, approval, permission or consent which the Lessor may grant under any clause in this Lease or otherwise; or

(a2) which the Lessor may be liable to comply with or observe or which may be imposed on the Lessor in connection with the Demised Premises.

(b) If the Lessee fails to comply with clause 2.22(a) or any part of it, the Lessor may in its absolute discretion (but without being under any obligation to do so) and without prejudice to any other rights and remedies the Lessor may have against the Lessee, perform the same, and all costs and expenses incurred thereby shall be recoverable from the Lessee as a debt.

2.23 To make reasonable provision against (including procuring an appropriate public liability insurance coverage) and be responsible for the following : **Occupiers' and Other Liabilities**

(a) All loss, injury, and damage whatever to any person (including loss of life) and any movable or immovable property, including that of the Lessor's, arising out of or in connection with -

(a1) the operations, business, trade, industry, activities, or any works carried out or conducted in, upon or at the Demised Premises;

(a2) the possession, occupation, use or otherwise of the Demised Premises;

(a3) the use or storage of any dangerous or explosive material; and

(a4) any act or omission, neglect or default of the Lessee, the Lessee's officers, employees, visitors, permitted occupiers, contractors, subcontractors, or agents, ("authorised persons"), or their respective authorised persons,

notwithstanding the Lessor's endorsement, approval, permission or consent (if any) under this Lease or otherwise.

(b) Any act, matter or thing done, or omitted, permitted or caused to be done, in contravention of the Lessee's Obligations.

2.24 To fully indemnify and keep indemnified the Lessor from and against all proceedings, actions, suits, writs, summonses, judgments, orders, decrees, costs, expenses, charges, claims, demands, losses, damages, fines, penalties and liabilities which the Lessor may suffer or incur arising out of or in connection with clauses 2.9, 2.21, 2.22, 2.23, 2.30, the Demised Premises, or this Lease. Indemnity by Lessee

2.25 If the Lease Term is determined, by expiry or otherwise, the Lessee shall: Surrender of Certificate of Title

(a) immediately surrender or cause to be surrendered the duplicate subsidiary Certificate of Title for the Demised Premises to the Registrar of Titles for cancellation; and

(b) simultaneously give to the Lessor written notice of such surrender.

[Note: For additional Lessee's covenants, see (E3) in the Instrument of Lease]

3 The Lessor hereby covenants with the Lessee that the Lessee, paying the rent hereinbefore reserved and performing and observing the Lessee's Obligations, shall peaceably hold and enjoy the Demised Premises during the Lease Term without any interruption of or by the Lessor or any person lawfully claiming through under or in trust for him. Peaceful Enjoyment

4 The Lessor and Lessee agree to the following :-

4.1 No estate or interest in the soil of the road and footpath adjacent to the Demised Premises is or shall be deemed to be included in the demise contained in this Lease. Soil

4.2 The Lessee shall not be entitled to any right of access of light or air to the Demised Premises, which would restrict or interfere with the user of any adjoining or neighbouring land for building or any other purpose. Light and Air

4.3 The Lessee shall - "As Is Where Is"

(a) take the Demised Premises on an "as is where is" basis, and is deemed to have full notice and knowledge of its state and condition, including but not limited to its ground levels, topography, subterranean conditions, and soil contaminants, content, compounds, characterisation and conditions, ("<u>State and Condition</u>");

(b) execute such works as may be required to be done or as the Lessee may deem necessary (subject to the Lessor's prior written endorsement or approval) in respect of the State and Condition.

4.4 (a) It shall be lawful for the Lessor or any person authorised by the Lessor in that behalf to re-enter upon the Demised Premises in the name of the whole at any time after the happening of any of the following events : Re-Entry/ Forfeiture

(a1) the rent, Outgoings, GST, or any other sums due under or by virtue of this Lease, or part of it, shall be unpaid for fourteen days after becoming payable (whether the same shall have been formally demanded or not);

(a2) the Lessee fails in any other way to perform, fulfill or observe any of the Lessee's Obligations; or

(a3) any seizure or sale or its equivalent is made in respect of the Demised Premises.

(b) Upon such re-entry, the Lease Term shall absolutely determine but without prejudice to the Lessor's other rights and remedies in respect of any breach of the Lessee's Obligations.

(c) However, if the Demised Premises has been assigned by way of mortgage, the provisions of this clause 4.4 shall not take effect until the Lessor has served upon the mortgagee a written notice that such breach has occurred and the mortgagee has failed to remedy such breach.

4.5 If at any time any provision or any part of a provision of this Lease is or becomes illegal, invalid or unenforceable in any respect, the remaining provisions or parts of the provision (to the extent that they are severable from such illegal, invalid or unenforceable provisions or part of the provision) shall in no way be affected or impaired by it. Severability

4.6 This Lease shall be governed and interpreted in accordance with the laws of Singapore and any legal proceedings, actions, suits, writs, summonses or claims arising from or in connection with the Lease or the Demised Premises shall be commenced in and heard before the courts of Singapore and the Lessee agrees to irrevocably submit himself to the jurisdiction of the courts of Singapore. **Governing Jurisdiction and Law**

4.7 A person who is not a party to this Lease shall have no right under the Contracts (Rights of Third Parties) Act (as amended or revised from time to time) to enforce any of the covenants, terms or conditions of this Lease. **Third Party Rights**

FOR OFFICE USE ONLY

REGISTERED ON 24 JUN 2005 Initials of Signing Officer	Registrar of Titles
Received on ____________ STARS CT/SSCT NE ( ) ________________	
________________ Regn O/C	________________ Clerk's Name & Signature
________________ Del O/C	________________ Name of Law firm

PRORATING OF LEASE TERM **Appendix A**

(1) The Minimum Required Investment under the contract is:
(a) Minimum required investment on Plant & Machinery : **$2,300,000**

(2) Offered Lease Term **30 Years**

(3) If the Minimum Required Investment is not met, then the total lease term offered shall be **reduced** to the **shortest** lease term that the Licensee/Lessee is eligible for based on the table below.

Reduced Term (yr)	Actual Investment on Plant & Machinery ($)		
0	-	-	76,666
1	76,667	-	153,332
2	153,333	-	229,999
3	230,000	-	306,666
4	306,667	-	383,332
5	383,333	-	459,999
6	460,000	-	536,666
7	536,667	-	613,332
8	613,333	-	689,999
9	690,000	-	766,666
10	766,667	-	843,332
11	843,333	-	919,999
12	920,000	-	996,666
13	996,667	-	1,073,332
14	1,073,333	-	1,149,999
15	1,150,000	-	1,226,666
16	1,226,667	-	1,303,332
17	1,303,333	-	1,379,999
18	1,380,000	-	1,456,666
19	1,456,667	-	1,533,332
20	1,533,333	-	1,609,999
21	1,610,000	-	1,686,666
22	1,686,667	-	1,763,332
23	1,763,333	-	1,839,999
24	1,840,000	-	1,916,666
25	1,916,667	-	1,993,332
26	1,993,333	-	2,069,999
27	2,070,000	-	2,146,666
28	2,146,667	-	2,223,332
29	2,223,333	-	2,299,999
30	2,300,000	-	

(4) **For the avoidance of doubt, in no event shall the Reduced Term exceed the total offered lease term.**


KEY PLAN
Not to Scale
TUAS SOUTH AVENUE
TUAS SOUTH STREET
TUAS SOUTH ST 5
TUAS VIEW CRES
TUAS SOUTH AVE 3
TUAS SOUTH STREET 5
TUAS SOUTH STREET 5
N.30900
N.30800
E.4700
E.4800
N
MK. 110°
17°
62.003
53°
MK.
19°
20°
36.985
No.62
AI669600
2294.5 sq m
17°
11.035
20°
MK.
200°
25.993
SP. 290°
62.004
20°
17°
MK.

NOTE:

All grid references shown on this plan are based on Singapore Land Authority origin. (N30,000m E30,000m)

All distances are in metres.

Data incorporated from CP35493.

Lessee is required to consult other relevant authorities for services laid by them.

Lessee is required to obtain clearances from the relevant authorities on all the planning and technical requirements.

JTC Corporation
Land Planning Group

AGREEMENT PLAN

AI669600 : Known as Lot 3151M Mukim No. 7

Approved

27/2/2008
Date

TAN HOCK JIN
DEPUTY DIRECTOR

27/2/2008
Date

LEE ENG SOON
Surveyor-in-charge

	NAME	DATE	SCALE 1:1000
DRAWN	EVELYN	25.2.2008	PLAN No.
CHECKED	KEU	26.2.2008	S/LA/AI669600

2041_AI669600

INLAND REVENUE AUTHORITY OF SINGAPORE

Certificate of Stamp Duty

Stamp Certificate Ref No.	:	**056100-52VL1-1-402849622**
Stamp Certificate Issued Date	:	**04 Nov 2022**
Document Ref No.	:	**2210200306015 ver. 1.0**
Document Description	:	**Variation of Lease**
Date of Document	:	**04 Nov 2022**
Your File Ref No.	:	**IC/259/2015/mh**

Property	:	62 TUAS SOUTH STREET 5 SINGAPORE 637802
Landlord/ Lessor	:	JURONG TOWN CORPORATION (UEN-OTHERS - T08GB0025A)
Tenant/ Lessee	:	ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD (UEN-LOCAL CO - 199902448E)
Stamp Duty	:	S$41.00
Total Amount	:	S$41.00

Check stamp certificate authenticity at MyTax Portal - Stamp Duty.

THE LAND TITLES ACT

LEASE

For Official Use Only		
Instrument No.	IH/302095Q	
Version No.		Based On 0.01
Registered By		
Registered On		

DESCRIPTION OF LAND

Title			Lot No	Extent	Property Address
Type	Vol	Fol			
CT	621	100	MK7-3151M	Whole	62 Tuas South Street 5 Singapore 637802

LESSOR

ID / Co Regn No :	T08GB0025A
Name :	JURONG TOWN CORPORATION
Citizenship / Place of Incorporation :	SINGAPORE
Address (within Singapore for service of notice) :	8 Jurong Town Hall Road The JTC Summit Singapore 609434

HEREBY LEASES the registered estate or interest in the land to

LESSEE

ID / Co Regn No :	199902448E
Name :	ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD
Citizenship / Place of Incorporation :	SINGAPORE
Address (within Singapore for service of notice) :	101 Tuas South Avenue 2 Singapore 637226

TERM OF LEASE / CONSIDERATION

Term of Lease :	30 years
Commencement Date :	01/04/2008
Annual Rent :	See attached Annex A
Consideration :	* See attached Annex A

IMPORTANT NOTICE
The information contained in this instrument forms part of the public records available for inspection and search by members of the public upon payment of a fee. The information is collected and used for the purpose of maintaining the land register pursuant to the Land Titles Act.

Subject to the following prior encumbrances

PRIOR ENCUMBRANCES

* Nil

COVENANTS AND CONDITIONS

- the covenants, conditions and powers implied by law in instruments of lease
- the covenants and conditions set forth in the Memorandum of Lease filed in the Singapore Land Authority as Memorandum of Lease Number IA/126736J and as varied by Annex A
- Please see attached document.

DATE OF INSTRUMENT : 4/11/2022

EXECUTION BY LESSOR

The Common Seal of JURONG TOWN CORPORATION was hereunto affixed in the presence of:-

Signature :

Director (Urban Solutions & Construction Cluster) - Lim Junwei

EXECUTION BY LESSEE

The Common Seal of ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD was hereunto affixed in the presence of:-

Signature : ______________________
Director - Name: QUEK LENG CHUANG

Signature : ______________________
Director/Secretary - Name: LAW BENG HUI (LIU MINGHUI)

CERTIFICATE PURSUANT TO THE RESIDENTIAL PROPERTY ACT

I, solicitor for the LESSEE, hereby certify that I have verified the following information:

Place of Incorporation and registration number

Name of Solicitor : ISABELLE NINA CHEN WENXI
Advocate & Solicitor
Singapore

Signature : ______________________

IMPORTANT NOTICE

The information contained in this instrument forms part of the public records available for inspection and search by members of the public upon payment of a fee. The information is collected and used for the purpose of maintaining the land register pursuant to the Land Titles Act.

I, the solicitor acting for the LESSEE, hereby certify that the within land/premises is NOT a residential property (as defined in the Residential Property Act), and that approval under the said Act is not required for the purchase, acquisition or retention of the within land/premises.

Name of Solicitor : ISABELLE NINA CHEN WENXI
Advocate & Solicitor
Singapore

Signature :

~~**SIMILAR INTEREST CONFIRMATION**~~

SIMILAR INTEREST CONFIRMATION

I, solicitor for ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD hereby confirm that the interest of ENVIRONMENTAL SOLUTIONS (ASIA) PTE LTD is similar to that in Caveat IB/2326M

Name of Solicitor : ISABELLE NINA CHEN WENXI
Advocate & Solicitor
Singapore

Signature :

CERTIFICATE OF CORRECTNESS

I, a duly authorised officer of the Jurong Town Corporation as at the date of this instrument under the Jurong Town Corporation Act, for and on behalf of the LESSOR hereby certify that this instrument is correct for the purposes of the Land Titles Act.

Name of Duly Authorised Officer : LOO ENG TECK

Signature :

IMPORTANT NOTICE
The information contained in this instrument forms part of the public records available for inspection and search by members of the public upon payment of a fee. The information is collected and used for the purpose of maintaining the land register pursuant to the Land Titles Act.

CERTIFICATE OF CORRECTNESS

I, solicitor for the LESSEE hereby certify that this instrument is correct for the purposes of the Land Titles Act and that I hold a practising certificate which is in force as at the date of the instrument.

Name of Solicitor : ISABELLE NINA CHEN WENXI
Advocate & Solicitor
Singapore

Signature :

CASE FILE / STAMP DUTY CERTIFICATE REFERENCE

Law firm case file reference :	MLM-CMA-0001268/A1669600/SR
Stamp Duty Certificate reference :	056100-52VL1-1-402849622

ANNEX A
GS LOT NO. 3151M MK 7
AT 62 TUAS SOUTH STREET 5, SINGAPORE 637802

A Consideration : (1) A premium for the building of **Dollars One Million Eight Hundred and Two Thousand only ($1,802,000.00)** ("**the Building Premium**");

(2) An annual rent as stipulated in clause **2.26** in Part II of this Annex A; and

(3) The investment by the Lessee of **$2,236,147.00** of the Demised Premises on plant and machinery ("**the fixed investment criteria**").

A1 Easement: As provided in the Memorandum of Lease No. **IA/126736J** ("**ML**") filed in the Singapore Land Authority.

B The ML shall be varied as follows :-

PART I

The following covenants and conditions are additional to those in the ML. [Note: Clause/sub-clause numbering sequence follows those already in the ML]

2.26 To pay an annual rent in the manner stipulated in clause **2.1** of the ML and as follows :

(a) the annual rent shall be based on a final survey area of **2,294.5** square metres;

(a) from **1 April 2008**, an annual rent of **Dollars Twenty-Four Thousand One Hundred and Sixty-One and Cents Nine only ($24,161.09cts)** at the rate of **$10.53cts** per square metre per annum of the Demised Premises; and

(b) the annual rent shall be revised on **1 April 2009** and on **1 April** of every year thereafter, ("**Respective Revision Dates**") at the rate based on the market rent prevailing on the Respective Revision Dates but each increase shall not exceed **5.5%** of the annual rent for each immediately preceding year. The annual rent was last revised on **1 April 2022** to the rate of **$12.64** per square metre per annum.

2.27 (a) To use the Demised Premises for the purpose of **treatment, storage, disposal and recycling of hazardous waste for the extraction and recycling of precious and base metals from metal catalyst, sludges, other wastes viz acids/alkalis, cyanides, inorganic solutions and solids, organic solvents, mercury waste, used batteries only** ("**Authorised Use**") and for no other purpose whatever.

(b) Not to change the Authorised Use except with the prior written consent of the Lessor. In giving its consent, the Lessor may in his absolute discretion, impose terms and conditions including but not limited to requiring, the Lessee to meet the fixed investment criteria and to show due proof of it within such period of time as the Lessor may stipulate.

(c) The words "meet" in this clause and "met" in clause **2.29** shall include the maintenance of the fixed investment criteria and if it has not been maintained, then that it be met.

2.28 To ensure that the gross ratio shall not exceed the existing maximum gross plot ratio of **1.4** ("**Maximum GPR**") permitted for the Demised Premises except with the prior written approval of the Lessor and the Authorities, Provided Always That and without prejudice to clause **2.8** of the ML, the Lessee shall pay :

(a) all development charges and differential premium which may be imposed on or charged to the Lessor by the Authorities;

(b) any other charges which may be imposed in connection with any increase in the Maximum GPR; and

(c) an additional land premium to the Lessor as the Lessor may in its absolute discretion determine.

2.29 (a) Not to demise, assign, charge, create a trust or agency, mortgage, let, sublet, or permit underletting or grant a licence or part with or share the possession or occupation of the Demised Premises without the Lessor's prior written consent ("**Restriction**") Except That the Lessee may, subject to the prior written consent of or prior written notification to the Lessor, in accordance with the Lessor's requirements then prevailing, mortgage or charge the Demised Premises by way of assignment or debenture.

(b) Notwithstanding clause **2.29(a)** above, the Lessor in granting any consent relating to the Restriction or otherwise, may in his absolute discretion, impose terms and conditions including :

(b.1) the fixed investment criteria to be met and due proof of it to be shown within such period of time as the Lessor may stipulate;

(b.2) that an assignee shall not demise, assign, charge, create a trust or agency, mortgage, let, sublet, permit underletting, or grant a licence or part with or share the possession or occupation of the Demised Premises for a period of **three (3) years** from the date of the assignment Except That the assignee may :

(b2.1) with the prior written consent of or prior written notification to the Lessor, in accordance with the Lessor's requirements then prevailing, mortgage or charge the Demised Premises by way of assignment or debenture; or

(b2.2) sublet the Demised Premises with the Lessor's prior written consent; and

(b.3) the payment of monies, fee or deposit.

The restrictions in section 17 of the Conveyancing and Law of Property Act (Chapter 61) shall not apply.

(c) In the event of non-observance of the terms and conditions imposed in accordance with clause **2.29(b)**, the Lessor shall, without prejudice to any other right or remedy the Lessor may have, be entitled to exercise its rights under clause **4.4** of the ML.

(d) Not at any time to suffer or cause any seizure or sale of the Demised Premises by virtue of a writ of seizure and sale or its equivalent.

2.30 (a) Without prejudice to the provisions in clauses **2.21** and **2.22** of the ML, at the termination of the Lease Term, by expiry or otherwise, ("**Event**") at the Lessee's own cost and expense :

(a1) to remove all buildings, structures, fixtures, fittings, installations and equipment, or any part of it as may be specified by the Lessor;

(a2) to engage a competent independent consultant, who shall be from the NEA List prevailing at the time of the Event, to conduct another Environmental Baseline Study ("**Subsequent Study**") to determine the presence of minerals, hydrocarbons and chemicals on and beneath the Demised Premises, and to submit to the Lessor a written copy of the Subsequent Study to the Lessor;

(a3) if the results of the Subsequent Study indicate that the level of minerals, hydrocarbons or chemicals present at the time of the Subsequent Study exceeds that of the First Baseline Study **Ref No: S08CHM03485-CYT dated 22 August 2008 prepared by TUV SUD PSB PTE. LTD.** ("**First Baseline Study**"), to properly carry out within the time stipulated by the Lessor, all works necessary to decontaminate the Demised Premises to the state and condition existing at the time of the First Baseline Study and to the satisfaction of the Lessor and the Authorities; and

(a4) to reinstate all damage to and yield up the Demised Premises in tenantable repair and condition in accordance with the Lessee's Obligations and to the Lessor's satisfaction,

(collectively referred to as "**Reinstatement**"), and in any event the Lessee agrees as follows :

(a5) if the Lessee continues to occupy the Demised Premises after the Event, by himself or his employees, agents, contractors or subcontractors, or any other permitted persons for purposes of or in connection with the Reinstatement or any part of it, the Lessee shall be and shall be deemed to occupy the Demised Premises as a mere licensee, but subject to the same liabilities as a lessee under this Lease, and such licence shall at any time be determinable by the Lessor. The provisions in this clause shall not in any way be construed as a consent by the Lessor for the Lessee to hold over after the Event, or creating any greater interest than a mere licence.

(a6) if the Lessee for any reason fails to carry out its obligations in accordance with this clause **2.30** or any part of it, the Lessor may (but without being under any obligation to do so), without prejudice to any other right or remedy the Lessor may have in law, carry out or cause to be carried out the Reinstatement, or any part of it, as the Lessor may deem fit and all costs and expenses incurred by it shall be recoverable by the Lessor from the Lessee as a debt; and

(a7) the Lessor shall also be entitled to recover from the Lessee as a debt, and the Lessee shall pay the equivalent of all rents, Outgoings, GST and other amounts which the Lessor would have been entitled to receive from the Lessee had the period within which the Reinstatement is effected by the Lessee or the Lessor been added to the Lease Term.

2.31 The Lessee shall not :

(a) install or allow to be installed any anchors on the top or bottom of the hollow core prestressed concrete slabs in or about the Demised Premises; nor

(b) hack nor permit hacking of any openings in or about the Demised Premises,

except with the Lessor's prior written consent and the prior written consent of the Authorities. In relation to :

(c) clause **2.31(a)**, the embedment depth of the anchor, as determined from the carrying capacity, at the bottom of the slab must be beyond the thickness of the soffit plaster, subject to a maximum depth of **25** mm into the structural concrete;

(d) clause **2.31(b)**, the Lessee shall submit calculations and drawings, endorsed by a Qualified Person, indicating the openings with respect to the locations of the prestressed tendons with the slabs.

5 5.1 In addition to the condition in clause **4.3** of the ML, the Lessee also accepts the Demised Premises with full notice and knowledge that:-

(a) The ground and production floor slabs are supported on piles and designed to support a given standard load;

(b) Only the following standard loading is permitted:

Ground Floor -

Production Space – **15** kiloNewtons per square metre

2nd Storey -

Production Space – **12.5** kiloNewtons per square metre

Office Space - **5** kiloNewtons per square metre

(c) the apron slabs, drains and driveways are laid directly on the ground with services laid in the ground and may settle, subside and crack in the event that the ground in, on or around the Demised Premises consolidates in the course of time,

5.2 The Lessee covenants that the Lessee shall at his own cost and expense and subject to the prior approval in writing of the Lessor and the relevant governmental and statutory authorities provide suitable and proper foundation for all machinery, equipment and installations at the Demised Premises. The Lessor shall not be liable for any loss, damage or inconvenience that may be suffered by the Lessee or any other person in connection with any defects caused to the ground/production floor slabs or apron slabs by overloading and any subsidence or cracking of the ground/production floor slabs aprons drains and driveways of the said premises.

5.3 The Lessor covenants with the Lessee that the Lessor will be responsible for making good only major or inherent defects in the building which appear within six months from the Commencement Date (time in this respect being of the essence) Provided Always That the exclusion of liability of the Lessor, his officers and employees in clause **2.20** of the ML shall also apply in connection with any defects caused to the ground and production floor slabs or apron slabs by overloading and any subsidence or cracking of the ground and production floor slabs, apron slabs, and drains and driveways of the Demised Premises, or from any other defects, latent, inherent or otherwise in the Demised Premises, whether as to the land, building or otherwise.

5A A person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act (as amended or revised from time to time) to enforce any of the covenants, terms or conditions of this Agreement. The word "person" shall include a body corporate.

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